THE MDL FUNDS

                       MDL Broad Market Fixed Income Fund

                        Supplement dated December 2, 2004
                       to the Prospectus and Statement of
               Additional Information ("SAI") dated March 1, 2004


This supplement provides new and additional information that affects information contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.


         At its quarterly meeting held on November 16, 2004, the Board of Trustees of The MDL Funds (the "Trust") unanimously voted to change the name of the Trust's MDL Broad Market Fixed Income Fund to the MDL Core Bond Fund. The Fund's investment objective and principal investment strategies will not change as a result of this name change, and the Fund will continue to be managed in the manner described in the Fund's Prospectus. The Prospectus and SAI are hereby amended to reflect the change to the Fund's name.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.





                                                               MDL-SK-002-0100